EQ ADVISORS TRUST
10f-3 TRANSACTION SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH
     AN AFFILIATED UNDERWRITER PARTICIPATES)
FOR THE PERIOD
JANUARY 1, 2004 - JUNE 30, 2004

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(1) EQ/J.P. Morgan	01/06/04	First Boston Brokerage		$34,864,200				$996,120,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.61		$0.45/share			Credit  Suisse First Boston USA, Inc.	J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(2) EQ/J.P. Morgan	01/07/04	Salomon Brothers, Inc. 		$9,984,400				$299,532,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.84		$0.65/share			Southern California Edison Co.		J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(3) EQ/J.P. Morgan	01/07/04	Salomon Brothers, Inc. 		$19,867,800				$516,936,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.34		$0.88/share			Southern California Edison Co.		J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(4) EQ/J.P. Morgan	02/10/04	Citigroup Global Markets.	$11,986,452				$499,435,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.89		$0.65/share			Assurant, Inc.				J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(5) EQ/J.P. Morgan	02/12/04	Bear Stearns Securities Corp.	$20,000					$1,500,000,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$100.00		$0.10/share			General Motors Acceptance Corp.		J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(6) EQ/J.P. Morgan	02/12/04	Goldman Sachs & Co.		$82,980,000				$2,750,000,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$100.00		$1.00/share			Goldman Sachs Capital, Inc.		J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(7) EQ/J.P. Morgan	03/16/04	Citigroup Global Markets	$58,563,990				$496,305,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.26		$0.65/share			Liberty Mutual Group			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(8) EQ/J.P. Morgan	03/19/04	Merrill Lynch & Co.		$65,000,000				$500,000,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$100.00		$0.60/share			Skandinaviska Enskilda			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(9) EQ/J.P. Morgan	03/30/04	Deutsche Morgan Grenfell	$32,330,945				$220,938,120
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.97		$0.25/share			Americredit Automobile Receivables TrustJ.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(10) EQ/J.P. Morgan	04/14/04	Deutsche Morgan Grenfell	$9,968,700				$249,217,500
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.69		$0.65/share			Bombardier, Inc.			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(11) EQ/J.P. Morgan	04/14/04	Deutsche Morgan Grenfell	$14,962,200				$498,740,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.75		$0.65/share			Bombardier, Inc.			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(12) EQ/J.P. Morgan	05/19/04	Deutsche Morgan Grenfell	$44,375,000				$750,000,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$100.00		$0.18/share			Daimler Chrysler NA Holding Corp.	J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(13) EQ/J.P. Morgan	06/02/04	Citigroup Capital Markets	$19,977,200				$496,180,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.89		$0.65/share			Ace Ina Holdings, Inc.			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(14) EQ/J.P. Morgan	06/07/04	SBC Warburg			$55,000,000				$744,375,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$100.00		$0.75/share			Danske Bank A/S				J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(15) EQ/J.P. Morgan	06/16/04	Goldman Sachs & Co.		$14,755,500				$194,990,000
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$98.37		$0.88/share			Penn Mutual Life Insurance Co.		J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(16) EQ/J.P. Morgan	06/25/04	Lehman Brothers, Inc.		$34,727,700				$639,255,500
      Core Bond Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$99.22		$0.88/share			Kerr-Mcgee Corp.			J.P. Morgan Securities, Inc.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(17) EQ/ Emerging 	03/01/04	Kotak Mahinda Capital Co.	$2,818,500				$270,012,300
     Markets Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$3.76		0.36%				Indian Petrochemicals Corp., Ltd.	JM Morgan Stanley Private, Ltd.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(18) EQ/ Emerging	03/23/04	Kotak Mahinda Capital Co.	$5,815,894				$2,371,326,579
     Markets Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$16.63		0.075%				Oil and Natural Gas Corp., Ltd.		JM Morgan Stanley Private, Ltd.

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(19) EQ/ Emerging	06/07/04	BNP Paribas Peregrine		7,858,630 HKD				1,373,750,000 HKD
     Markets Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			3.925 HKD	1.012%				China Mengniu Dairy Co. Ltd.		Morgan Stanley

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(20) EQ/ Emerging	06/18/04	Goldman Sachs (Asia) LLC	196,270,000 HKD				14,336,924,000 HKD
     Markets Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			10.33 HKD	1.012%				Ping An Insurance Co. of China Ltd.	Morgan Stanley

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(21) EQ/ Emerging	06/23/04	Merrill Lynch & Co.		$5,100,000				$561,850,000
     Markets Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$17.00		$0.85 				GOL Linhas Aereas Intel ADR		Morgan Stanley

					Underwriter
					from Whom			Principal Amount of			Aggregate Amount
Fund Name		Purchase Date	Purchased			Purchase by Advisor			of Offering
(22) EQ/ Mercury Basic	02/04/04	Morgan Stanley			$24,926,000				$1,760,000,000
     Value Equity Portfolio
					Commission
			Purchase 	Spread or
			Price		Profit				Security				Affiliated Underwriter
			$22.00		$1.045/share			Assurant, Inc.				Merrill Lynch & Co.